SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 27, 2004

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release dated January 27, 2004

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibit is furnished herewith:

	99.1	Press Release issued by WebMD Corporation, dated January 27, 2004, regarding purchase of Physicians’ Online, certain items to be included in results for the fourth quarter of 2003 and the date scheduled for release of financial information

ITEM 12.     DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 27, 2004, WebMD Corporation issued a press release regarding its purchase of Physicians’ Online, certain items to be included in its results for the fourth quarter of 2003 and the date that it expects to announce its results for that quarter and the 2003 fiscal year. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: January 27, 2004	By:	/s/ Lewis H. Leicher Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by WebMD Corporation, dated January 27, 2004, regarding purchase of Physicians’ Online, certain items to be included in results for the fourth quarter of 2003 and the date scheduled for release of financial information

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